                                                                     Exhibit 10u


                                AMENDMENT NO. 6
                                       TO
            BRUSH WELLMAN INC. SUPPLEMENTAL RETIREMENT BENEFIT PLAN
                         (December 1, 1992 Restatement)
--------------------------------------------------------------------------------

         Brush Wellman Inc., an Ohio corporation, hereby adopts this Amendment No. 6 to the Brush Wellman Inc. Supplemental Retirement Benefit Plan (December 1, 1992 Restatement) (the "Plan").

                                       I.

         Sections 4.1 and 4.2 of the Plan are amended by adding to such sections immediately following the phrase "and the Brush Wellman Inc. Key Employee
Share Option Plan did not exist" in each place such phrase appears therein the following: "and the Brush Wellman Inc. Executive Deferred Compensation Plan did not exist".

                                      II.

         Sections 4.1 and 4.2 of Schedule I of the Plan are amended by adding to such sections immediately following the phrase "and the Brush Wellman Inc. Key Employee Share Option Plan did not exist" in each place such phrase appears therein the following: "and the Brush Wellman Inc. Executive Deferred Compensation Plan did not exist".

                                      III.

         The changes to the Plan made by Section I and Section II of this Amendment No. 6 shall be effective beginning on the date of execution of this Amendment No. 6.

         Executed at Cleveland, Ohio this ___ day of _________, 1999


                                                BRUSH WELLMAN INC.



                                                By:___________________________
                                                   Title: